PLEDGE AGREEMENT


     PLEDGE AGREEMENT, dated as of December 22, 1998 between Joseph
L. Murphy (herein called the "Pledgor") and JLM COUTURE, INC.
(herein called the "Lender").

                           W I T N E S S E T H:

     WHEREAS, on the date hereof, Pledgor is purchasing 200,000 shares of Common Stock of Lender for $450,000, which amount is being paid to lender by Pledgor's delivery of his promissory note to Lender (the "Loan").
     WHEREAS, Pledgor has agreed to pledge 200,000 shares of Common Stock of Lender (the "Common Stock") owned by him as security for the Loan; and
     WHEREAS, the Lender will hold the Common Stock pursuant to the terms of this Agreement.
     NOW THEREFORE, in consideration of the terms hereof, it is agreed as follows:
     1. As collateral security for the full and timely payment, performance and observance of the Loan, the Pledgor herewith deposits and pledges with the Lender, in form transferable for delivery, and grants to the Lender a security interest in, the Common Stock more particularly described in Schedule A annexed hereto, and such additional property at any time and from time to time receivable by the Lender hereunder or otherwise distributed in respect of or in exchange for any or all such shares and/or obligations (herein collectively called the "Pledged Securities").
     2. The Pledgor represents and warrants the Pledged Securities are, and will be on deposit hereunder, duly and validly issued and duly and validly pledged with the Lender in accordance with law, and agrees to defend the Lender's right, title, lien and security interest in and to the Pledged Securities against the claims and demands of all persons whomsoever. The Pledgor also represents and warrants to the Lender that he has, and will have on deposit hereunder, good title to all of the Pledged Securities, free and clear of all claims, mortgages, pledges, liens, encumbrances and security interests of every nature whatsoever.
     3. So long as there shall exist no condition, event or act which constitutes, or with notice or lapse of time, or both, would constitute, a default or an event of default under the Loan, the Pledgor shall be entitled:
          (a) To exercise, as he shall think fit, but in a manner in the judgment to the Lender not inconsistent with the terms hereof or of the Loan, the voting power with respect to the Pledged Securities, and for that purpose the Lender shall execute or cause to be executed from time to time, at the expense of the Pledgor, such proxies or other instruments in favor of the Pledgor or his nominee, in such form and for such purposes as shall be reasonably required by the Pledgor and shall be specified in a written request therefor, to enable him to exercise such voting power with respect to the Pledged Securities; and
          (b) To receive and retain for his own account any and all dividends (other than stock or liquidating dividends) and interest at any time and from time to time declared or paid upon any of the Pledged Securities.
     4. In case, upon the dissolution or liquidation (in whole or in part) of the issuer of any of the Pledged Securities, any sum shall be paid as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities, and in case any sum shall be paid on account of the principal of any of the Pledged Securities which shall be an obligation, such sum shall be paid over to the Lender, to be held by it as additional collateral hereunder. In case any stock dividend shall be declared on any of the Pledged Securities, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Securities, or any distribution of capital shall be made on any of the Pledged Securities, or any shares, obligations or other property shall be distributed upon or with respect to the Pledged Securities pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another corporation, the shares, obligations or other property so distributed shall be delivered to the Lender, to be held by it as additional collateral hereunder, and all of the same (other than cash) shall constitute Pledged Securities for all purposes hereof.
     5. So long as there shall exist a condition, event or act which constitutes, or with notice or lapse of time, or both, would constitute, a default or an event of default under the Loan, the Lender shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder, any and all dividends and interest at any time and from time to time declared or paid upon any of the Pledged Securities.
     6. Any cash received and retained by the Lender as collateral hereunder pursuant to the foregoing provisions may at any time and from time to time be applied (in whole or in part) by the Lender, at its option, to the payment of interest on and/or principal of the Loan (in such order of maturity as the Lender shall in its sole discretion determine).
     7. If a default or an event of default shall occur under the Loan or if the Loan shall not be paid when due, whether at the stated maturity thereof or by acceleration or otherwise, the Lender, without obligation to resort to other security, shall have the right at any time and from time to time to sell, resell, assign and deliver, in its discretion, all or any of the Pledged Securities, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which the Pledged Securities or any of them may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith the Lender may grant options, the Pledgor hereby waiving and releasing any and all equity or right of redemption. If any of the Pledged Securities are sold by the Lender upon credit or for future delivery, the Lender shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Lender may resell such Pledged Securities. In no event shall the Pledgor be credited with any part of the proceeds of sale of any Pledged Securities until cash payment thereof has actually been received by the Lender.
     8. No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Securities which threatens to decline speedily in value or which is of a type customarily sold on a recognized market; otherwise the Lender shall give the Pledgor five days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice the Pledgor agrees is reasonable, all other demands, advertisements and notices being hereby waived. The Lender shall not be obligated to make any sale of Pledged Securities if he shall determine not to do so, regardless of the fact that notice of sale may have been given.
The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. Upon each private sale of Pledged Securities or a type customarily sold in a recognized market and upon each public sale, the Lender or any holder of the Loan may purchase all or any of the Pledged Securities being sold, free from any equity or right of redemption, which is hereby waived and released, and may make payment therefor (by endorsement without recourse) to the amount then due which the Pledgor hereby agrees to accept. In the case of all sales of Pledged Securities, public or private, the Pledgor shall pay all costs and expenses of every kind for sale and delivery, including brokers' and attorneys' fees, and after deducting such costs and expenses from the proceeds of sale, the Lender shall apply any residue to the payment of the Loan, and the Pledgor shall continue liable for any deficiency. The balance, if any, remaining after payment in full of all of the Loan, shall be paid to the Pledgor, subject to any duty of the Lender imposed by law to the holder of any subordinate security interest in the Pledged Securities known to the Lender.
     9. The remedies provided herein in favor of the Lender shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Lender existing at law of in equity.
     10. The Lender shall have the right, for and in the name, place and stead of the Pledgor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Securities.
     11. The Lender shall have no duty as to the collection or protection of the Pledged Securities or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody of any thereof actually in his possession. With respect to any maturities, calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any of the Pledged Securities (herein called "events"), the Lender's duty shall be fully satisfied if (i) the Lender exercises reasonable care to ascertain the occurrence and to give reasonable notice to the Pledgor of any events applicable to any Pledged Securities which are registered and held in the name of the Lender or its nominee,
(ii) the Lender gives the Pledgor reasonable notice of the occurrence of any events, of which the Lender has received actual knowledge, as to any securities which are in bearer form or are not registered and held in the name of the Lender or its nominee (the Pledgor agreeing to give the Lender reasonable notice of the occurrence of any events applicable to any securities in the possession of the Lender of which the Pledgor has received knowledge), and (iii) in the exercise of its sole discretion (a) the Lender endeavors to take such action with respect to any of the events as the Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or (b) if the Lender determines that the action requested might adversely affect the value of the Pledged Securities as collateral, the collection of the Loan, or otherwise prejudice the interests of the Lender, the Lender gives reasonable notice to the Pledgor that any such requested action will not be taken and if the Lender makes such determination or if the Pledgor fails to make such timely request, the Lender takes such other action as it deems advisable in the circumstances. Except as hereinafter specifically set forth, the Lender shall have no further obligation to ascertain the occurrence of, or to notify the Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by the Lender of any internal procedures with respect to any securities in its possession. The Pledgor releases the Lender from any claims, causes of action and demands at any time arising out of or with respect to this Agreement, the Pledged Securities and/or any actions, taken or omitted to be taken by the Lender with respect thereto, and the Pledgor hereby agrees to hold the Lender harmless from and with respect to any and all such claims, causes of action and demands.
     12. The Pledgor hereby appoints the Lender as the Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which either may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, the Lender shall have the right and power to receive, endorse and collect all checks and other orders for the payment of money made payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Pledged Securities or any part thereof and to give full discharge for the same.
     13. No delay on the part of the Lender or of any holder of the Note in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof.
     14. Upon full payment in full of the Loan, the Pledgor shall be entitled to the return of all of the Pledged Securities and of all other property and cash which have not been used or applied toward the payment of the Loan. The assignment by the Lender to the Pledgor of such Pledged Securities and other property shall be without representation or warranty of any nature whatsoever and wholly without recourse.
     15. Pledgor shall have the right (with written consent of Lender) to substitute collateral for the Pledged Securities, at any time, upon reasonable notice to the Lender. Lender agrees to allow for said substitution of collateral if the substituted collateral is of equal value to the Pledged Securities, and is otherwise commercially reasonable, and Lender shall not unreasonably withhold his approval.
     16. Any notice or demand upon the parties shall be deemed to have been sufficiently given for all purposes thereof if mailed, postage prepaid, by registered or certified mail, return receipt requested, or if delivered, to the party at the following address:

               (a)  If to Pledgor, to:
                    Joseph L. Murphy
                    c/o JLM Couture, Inc.
                    225 West 35th Street
                    New York, NY 10018

               (b)  If to Lender, to:

                    Joseph L. Murphy
                    c/o JLM Couture, Inc.
                    225 West 35th Street
                    New York, NY 10018


               (c)  with a copy to:

                    Richard S. Kalin, Esq.
                    Kalin & Associates, P.C.
                    One Penn Plaza, Suite 1425
                    New York, NY 10119


     The foregoing addresses may be changed by the aforesaid parties by notifying the other parties in the manner hereinabove specified.
     17. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York, cannot be changed orally and shall bind and inure to the benefit of the Pledgor and the Lender and their respective successors and assigns, and all subsequent holders of the Note.
     18. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute but one and the same instrument.
     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                                   JLM Couture, Inc., Lender



                                   By:

                                      Authorized Officer




                                   Joseph L. Murphy, Pledgor